                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2001




                       SMURFIT-STONE CONTAINER CORPORATION
             (Exact name of Registrant as specified in its charter)


       DELAWARE                     0-23876                     43-1531401
(State or other jurisdiction      (Commission                 (I.R.S. Employer
    of incorporation)             File Number)              Identification No.)

                            150 NORTH MICHIGAN AVENUE
                             CHICAGO, ILLINOIS                     60601
               (Address of Principal Executive Offices)          (Zip Code)

                                 (312) 346-6600
               Registrant's Telephone Number, Including Area Code



                          -----------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          Pursuant to Rule 135c under the Securities Act of 1933, Stone Container Corporation, a wholly-owned subsidiary of Smurfit-Stone Container Corporation, issued a press release on January 17, 2001 announcing that it plans to raise approximately $500 million through a Rule 144A debt transaction with registration rights. For information regarding the transaction, reference is made to the press release dated January 17, 2001, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


          (a)  None.

          (b)  None.

          (c)  Exhibits:

               99.1  Press Release dated January 17, 2001.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SMURFIT-STONE CONTAINER CORPORATION


Dated: January 17, 2001                     By: /s/ Paul K. Kaufmann
                                                -------------------------------
                                            Name:  Paul K. Kaufmann
                                            Title: Chief Accounting Officer

                                  EXHIBIT INDEX



          Exhibit No.               Description
          -----------               -----------
          99.1                      Press Release dated January 17, 2001.